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                      NOTE PURCHASE AND SECURITY AGREEMENT

                                      among

                     New World EnbcDeb Corp. (the "Company")

                     New World Coffee-Manhattan Bagel, Inc.

                                       and

                            JEFFERIES & COMPANY, INC.

                        as Purchaser and Collateral Agent

                            Dated as of June 19, 2001

                                   Relating to

                                 $35,000,000 of

                     Secured Increasing Rate Notes due 2002

                                  June 19, 2001


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                      NOTE PURCHASE AND SECURITY AGREEMENT

     NOTE PURCHASE AND SECURITY AGREEMENT, dated as of June 19, 2001, by and among New World EnbcDeb Corp., a New York corporation (the "Company"), New World Coffee-Manhattan Bagel, Inc., a Delaware corporation (the "Preferred Issuer") and Jefferies & Company, Inc., as purchaser (the "Purchaser") and as collateral agent (in such capacity, the "Collateral Agent") for each person in whose name a
Note is registered on the Security Register (the "Holders").

                                    RECITALS

     WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Company has agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Company, $35,000,000.00 aggregate principal amount of the Company's Secured Increasing Rate Notes due 2002 (together with any notes issued in lieu of cash interest thereon, the "Notes") in the form of Exhibit A hereto;

     WHEREAS, concurrently with the execution of this Agreement, Preferred Issuer and Greenlight New World, LLC will contribute to the Company $61.5 million aggregate principal amount of 7.25% subordinated convertible debentures due June 2004 (the "Einstein Debentures") of Einstein/Noah Bagel Corp. ("Einstein");

     WHEREAS, Einstein has sought protection from its creditors pursuant to Chapter 11 of the United States Bankruptcy Code and the Einstein Debentures have been declared an allowed claim in such proceeding;

     WHEREAS, the proceeds of the sale of the Notes will be distributed to the Preferred Issuer and, together with the proceeds of the issuance of certain units issued by the Preferred Issuer, will be used to purchase substantially all of the assets of Einstein and its subsidiaries (the "Acquisition") pursuant to
Section 363 of the United States Bankruptcy Code;

     WHEREAS, the Company will use all amounts received by it on account of the Einstein Debentures to repay the Notes and, in the event such amount is insufficient to repay the Notes in their entirety, the Preferred Issuer will issue Preferred Stock (as defined herein) to the Purchaser;

     WHEREAS, the Company and the Preferred Issuer, as applicable, have duly authorized the creation and issuance of the Notes and the Preferred Stock and the execution and delivery of this Agreement and the Account Control Agreement (as defined herein, and together with the Notes, the Preferred Stock, and this Agreement, the "Transaction Documents"); and

     WHEREAS, all things necessary to make this Agreement, the Notes (when issued and delivered hereunder) and the Account Control Agreement valid and binding obligations of the Company and the Preferred Issuer, as applicable, in accordance with their respective terms have been done.

     NOW, THEREFORE, the parties hereto agree as follows:



                                    ARTICLE 1

       Authorization, Issuance, Purchase, Sale and Delivery of the Notes.

     1.1 Authorization of Issue. The Company has authorized the issue and sale of $35,000,000.00 aggregate principal amount of the Notes.

     1.2 Purchase and Sale. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, all of the Notes at a purchase price of 95% of the principal amount of Notes being issued and sold.

     1.3 Closing. The purchase and sale of the Notes pursuant to this Agreement shall be made at the offices of Mayer, Brown & Platt at 10:00 a.m., New York City time, on June 19, 2001, or at such other place, time or date as the Purchaser, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date". On the Closing Date, the Company will deliver to the Purchaser certificates for the Notes to be purchased by the Purchaser, in such denominations (any integral multiple of $1,000 principal amount) as the Purchaser may request, dated the Closing Date and registered in the Purchaser's name, against payment by the Purchaser to the Company by wire transfer of immediately available funds in the amount of the purchase price to be paid by the Purchaser therefor to such bank account or accounts as the Company may request.

                                   ARTICLE 2

                                    THE NOTES

     2.1 Form and Execution. The Notes shall be in the form of Exhibit A hereto. The Notes shall be executed on behalf of the Company by any duly authorized officer of the Company. The signature of any of these officers on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     2.2 Terms of the Notes. The terms of the Notes shall be as set forth in Exhibit A.

     2.3 Denominations. The Notes shall be issuable only in registered form without coupons and only in denominations of U.S. $1,000 and any integral multiple thereof.

     2.4 Payments and Computations. All payments of interest on the Notes shall be paid to the Persons in whose names such Notes are registered on the Security Register (as defined in Section 2.5) at the close of business on the date fifteen days prior to the related interest payment date (the "Regular Record Date") and all payments of principal on the Notes shall be paid to the persons in whose names such Notes are registered on the applicable date fixed for such redemption by or pursuant to this Agreement and the Notes or at maturity, as applicable. Principal on any Note shall be payable only against surrender therefor, while payments of interest on Notes shall be made, in accordance with this Agreement and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the Person entitled thereto at such Person's address appearing on the Security Register or, by wire transfer to such account as any Holder shall designate by written instructions received by the Company no less than 15 days prior to any applicable interest payment date, which wire instruction shall continue in effect until such time as the Holder otherwise notifies the Company or such Holder no longer is the registered owner of such Note or Notes.

     Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2.5 Registration; Registration of Transfer and Exchange.(a) Security Register. The Company shall maintain a register (the "Security Register") for the registration or transfer of the Notes. The name and address of the Holder of each Note, records of any transfers of the Notes and the name and address of any transferee of a Note shall be entered in the Security Register and the Company shall, promptly upon receipt thereof, update the Security Register to reflect all information received from a Holder.

     (b) Registration of Transfer. Upon surrender for registration of transfer of any Note at the office or agency of the Company, the Company shall execute and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denominations and like aggregate principal amount.

     (c) Exchange. At the option of the Holder, Notes may be exchanged for other Notes, of any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute and deliver the Notes which the Holder making the exchange is entitled to receive.

     (d) Effect of Registration of Transfer or Exchange. All Notes issued upon any registration of transfer of exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Notes surrendered upon such registration of transfer or exchange.

     (e) Requirements; Charges. Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed, by the Holder thereof or his attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 8.11 not involving any transfer.

     (f) Certain Limitations. If the Notes are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Notes selected for redemption under Section 12.02 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

     2.6 Mutilated, Destroyed, Lost and Stolen Notes. If any mutilated Note is surrendered to the Company, the Company shall execute and deliver in exchange therefor a new Note of the same principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company (a) evidence to their satisfaction of the destruction, loss or theft of any Note and (b) such security or indemnity as may be required by then to save each of it and any agent harmless, then, in the absence of notice that such Note has been acquired by a bona fide purchaser, the Company shall execute and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of a like principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

     Upon the issuance of any new Note pursuant to this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

     Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     2.7 Persons Deemed Owners. Prior to due presentment of a Note for registration of transfer, the Company and any agent of the Company may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue and neither the Company nor any agent of the Company shall be affected by notice to the contrary.

     2.8 Cancellation. All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Company, be delivered to the Company and shall be promptly canceled by it. The Company shall cancel any Notes previously issued and delivered hereunder which the Company may have reacquired.

     2.9 Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in this Agreement or such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, premium, if any, and interest by such method and at such address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation reasonably promptly after any such request, to the Company at their principal executive offices. Prior to any sale or other disposition of any Note held by such Purchaser or its nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which original issue discount has accreted or interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 2.5. The Company will afford the benefits of this Section 2.9 to any direct or indirect transferee of any Note purchased by such Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser made in this Section 2.9.

                                    ARTICLE 3

                                Events of Default

     3.1 Each of the following events or occurrences described in this Section 3 shall constitute an "Event of Default."

     (a) Non-Payment of Obligations. The Company shall default in the payment or repayment when due of any principal of the Notes, or the Company shall default (and such default shall continue unremedied for a period of five days) in the payment (including, without limitation, the delivery of a Note to the Holders in lieu of a cash payment of interest (to the extent permitted under the Notes) on the date such interest is due) when due of any interest on such loan or any other obligation evidenced hereby.

     (b) Breach of Warranty. Any representation or warranty of the Company or Preferred Issuer made or deemed to be made hereunder to the Holders for the purposes of or in connection herewith is or shall be incorrect when made or deemed made in any material respect.

     (c) Non-Performance of Covenants and Obligations. The Company or the Preferred Issuer shall default in the due performance and observance of any of their obligations under any Transaction Document.

     (d) Default on Other Indebtedness. A default shall occur in the payment when due, whether by acceleration or otherwise, of any indebtedness (other than the indebtedness evidenced hereby) of the Company, or a default shall occur in the performance or observance of any obligation or condition with respect to such indebtedness if the effect of such default is to accelerate the maturity of any such indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such indebtedness, or any trustee or agent for such holders, to cause such indebtedness to become due and payable prior to its expressed maturity.

     (e) Bankruptcy, Insolvency, etc. The Company or the Preferred Issuer shall

          (i) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

          (ii) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or the Preferred Issuer or any property of any thereof, or make a general assignment for the benefit of creditors;

          (iii)in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or the Preferred Issuer or for a substantial part of the property of any thereof;

          (iv) permit or suffer to exist the commencement of or commence any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company or the Preferred Issuer; or

          (v) take any action authorizing, or in furtherance of, any of the foregoing.

     (f) Impairment of Security, etc. This Agreement, any lien granted hereunder or the Account Control Agreement, shall, in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Company and the Preferred Issuer; the Company, the Preferred Issuer or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability hereof or thereof; or any lien securing any obligation shall, in whole or in part, cease to be a perfected first priority lien.

     3.2 Certain Remedies.

     (a) Action if Bankruptcy. If any Event of Default described in Section 3.1(e) shall occur, the outstanding principal amount of the Notes and all other obligations evidenced hereby and thereby shall automatically be and become immediately due and payable, without notice or demand.

     (b) Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 3.1(e)) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Purchaser or, at the Purchaser's option, the Holders of not less than 25% or more in aggregate principal amount of the then outstanding Notes may by notice to the Company, declare all or any portion of the outstanding principal amount of such Notes and other obligations to be due and payable, whereupon the full unpaid amount of such Notes and other obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment.

     (c) If any Event of Default shall have occurred and be continuing:

          (i) The Collateral Agent, on behalf of the Holders, may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect from time to time in the State of New York (the "U.C.C.") (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (ii) The Collateral Agent may

               (1) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (2) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder,

               (3) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (4) endorse any checks, drafts, or other writings in the Company's name to allow collection of the Collateral,

               (5) take control of any proceeds of the Collateral, and

               (6) execute (in the name, place and stead of the Company) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

                                   ARTICLE 4

                         Representations and Warranties.

The Company and the Preferred Issuer, jointly and severally, represent and warrant to and agree with the Purchaser that:

     4.1 As of the date hereof, the Company's authorized capital stock consists of 200 shares of common stock, no par value. All of the outstanding shares of capital stock of the Company are owned by the Preferred Issuer and have been duly authorized and, on the Closing Date, will be validly issued, fully paid and nonassessable and will not have been issued in violation of any preemptive or similar rights. All of the outstanding shares of capital stock of the Company are owned by the Preferred Issuer, free and clear of all liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, "Encumbrances"). There are no outstanding (A) options, warrants or other rights to purchase from the Company, (B) agreements, contracts, arrangements or other obligations of the Company to issue or (C) other rights to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), shares of capital stock of or other ownership interests ("Equity Interests") in the Company. The Company does not own any Equity Interests of any kind in any firm, partnership, joint venture or other entity.

     4.2 Each of the Company and the Preferred Issuer is duly incorporated, validly existing and in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own its properties and conduct its business as now conducted, and to perform its obligations under the Transaction Documents Agreement. Each of the Preferred Issuer and the Company is duly licensed or qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such licensing or qualification, except where the failure to be so licensed or qualified would not, individually or in the aggregate, result in a Material Adverse Effect. For the purposes of this Agreement, a "Material Adverse Effect" shall mean a material adverse effect on (i) the management, business, condition (financial or otherwise), prospects or results of operations of (a) the Company or (b) the Preferred Issuer and its Subsidiaries, taken as a whole, or (ii) the Company's or the Preferred Issuer's ability to perform any of their material obligations under any Transaction Document.

     4.3 The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Notes. The Notes have been duly and validly authorized by the Company and, when executed by the Company and delivered to and paid for by the Purchaser in accordance with the terms of this Agreement, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, and enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefore may be brought.

     4.4 Each of the Company and Preferred Issuer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Preferred Issuer. No consent, approval, authorization or order of any court or governmental agency or body, or third party (in each case, a "Consent") is required for the performance of this Agreement by the Company or the Preferred Issuer or the consummation by the Company or the Preferred Issuer of the transactions contemplated hereby, except such other Consents as have been obtained. Neither the Company nor the Preferred Issuer is (i) in violation of its certificate of incorporation or bylaws, (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect or (iii) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a breach of or default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which the Company or the Preferred Issuer is a party or to which the Company or the Preferred Issuer or any of their properties or assets are subject, except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

     4.5 The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Account Control Agreement. The Account Control Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

     4.6 The execution, delivery and performance by the Company and the Preferred Issuer of each of the Transaction Documents, the granting of the liens pursuant hereto and the consummation of the transactions contemplated thereby, and the fulfillment of the terms thereof, will not (a) result in or require the creation or imposition of any lien upon or with respect to any property now owned or hereafter acquired by the Company or the Preferred Issuer except any lien that is created hereunder in favor of the Collateral Agent and (b) conflict with or constitute or result in a breach of or a default under (or an event which with notice of passage of time or both would constitute a breach of or default under) or violation of (i) any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which the Company or the Preferred Issuer is a party or to which the Company or the Preferred Issuer or any of their respective properties or assets is subject other than any such breaches, defaults, violations or events which would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws of the Company or the Preferred Issuer, or (iii) assuming compliance with the Act and all applicable state securities or "Blue Sky" laws, any statute, judgment, decree, order, rule or regulation applicable to the Company or the Preferred Issuer or any of their respective properties or assets other than any such breaches, defaults, violations or events which would not, individually or in the aggregate, have a Material Adverse Effect.

     4.7 None of the Company or any agent acting on its behalf has taken or will take any action that could cause the transactions contemplated by this Agreement, any of the Transaction Documents to, and none of the execution, delivery and performance of this Agreement, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated by this Agreement and the Transaction Documents will, violate
Section 7 of the Exchange Act or any regulation promulgated thereunder, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

     4.8 The Company is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) the Collateral (as defined herein), free and clear of all liens, security interests, options, or other charges or encumbrances, except any lien or security interest granted pursuant hereto in favor of the Collateral Agent.

     4.9 This Agreement, together with the Account Control Agreement, dated as of June 19, 2001 (the "Account Control Agreement"), between the Company and the Collateral Agent, is effective to create a valid, first priority security interest in the Collateral in favor of the Collateral Agent and the Holders and all proceeds thereof, securing the obligations evidenced by the Notes. No filing or other action will be necessary to perfect or protect such security interest.

     4.10 As of the Closing Date and immediately after the consummation of the transactions contemplated by Transaction Documents, the fair value and current fair saleable value of the assets of the Company (on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities. The Company (on a consolidated basis) is not, after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and by the Transaction Documents, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted as described in the Final Offering Circular, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

     4.11 Neither the Company nor any person acting on its behalf (other than the Purchaser, as to whom the Company makes no representation) has offered or sold the Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Company, any affiliate of the Company and any person acting on its or their behalf (other than the Purchaser, as to whom the Company makes no representation) have complied with and will implement the "offering restrictions" within the meaning of such Rule 902.

     4.12 Neither the Company nor any other person acting on behalf of the Company (other than the Purchaser, as to whom the Company makes no representation) has solicited offers to buy or offered or sold or otherwise negotiated in respect of any security (as defined in the Act) that is or could be integrated with the sale of the Notes in a manner that would require the registration under the Act of any of the Notes; and the Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Notes or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Notes has been completed, is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration requirements of the Act;

     4.13 Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

     4.14 Assuming the accuracy of and compliance with the representations and warranties of the Purchaser in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Purchaser in the manner contemplated by this Agreement to register any of the Notes under the Act.

     4.15 No other securities of the Company are of the same class (within the meaning of Rule 144A under the Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

     4.16 None of the Company or its Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Notes.

     4.17 The Company is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                                   ARTICLE 5

                               Security Interest.

     5.1 As security for the payment in full in cash of all obligations of the Company now or hereafter existing hereunder or under the Notes, whether for principal, premium (if any), interest, costs, expenses, or otherwise, the Company hereby pledges, assigns, delivers, and transfers to the Collateral Agent, and hereby grants to the Collateral Agent a continuing security interest in, all of the following property (the "Collateral"):

     (a) all 7.25% subordinated convertible debentures due June 2004 (the "Einstein Debentures") of Einstein (collectively, the "Pledged Debentures") owned or hereafter acquired by the Company;

     (b) all interest and other payments and rights with respect to the Pledged Debentures; and

     (c) all proceeds of any of the foregoing.

     5.2 Continuing Security Interest. The provisions of this Section 4 shall create a continuing security interest in the Collateral and shall

     (a) remain in full force and  effect  until  payment in full in cash of all
obligations  (including,   without  limitation,   all  principal  and  interest)
evidenced hereby,

     (b) be binding upon the Company and its successors, transferees and assigns, and

     (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors and assigns.

                                   ARTICLE 6

                                   Covenants.

     The Company and the Preferred Issuer covenant and agree with the Purchaser that until the principal amount of (and premium, if any, on) all of the Notes, and all interest and other obligations hereunder in respect thereof have been paid in full:

     6.1 Payment of Principal, Premium and Interest. The Company shall duly and punctually pay the principal of (and premium, if any, on) and all interest on the Notes in accordance with the terms of the Notes and this Agreement.

     The Company shall pay interest on overdue principal (including post-petition interest in a proceeding under any Bankruptcy Law), and interest on overdue interest (including Special Interest), to the extent lawful, at the rate specified in the Notes.

     6.2 Corporate Existence. Each of the Company and the Preferred Issuer shall do or cause to be done, at its own cost and expense, all things necessary to preserve and keep in full force and effect its corporate existence in accordance with their respective organizational documents and their respective material rights (charter and statutory) and franchises.

     6.3 Compliance with Laws. The Company and the Preferred Issuer shall, and the Preferred Issuer shall cause each of its subsidiaries to, comply with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of its businesses and the ownership of its properties, except for such noncompliances as are not in the aggregate reasonably likely to have a Material Adverse Effect.

     6.4 Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     6.5 Use of Proceeds. The Company shall dividend the proceeds of the Notes sold hereunder to the Preferred Issuer for the sole purpose of contemporaneously acquiring all or substantially all of the assets of Einstein. Without limiting the foregoing, no proceeds of such Notes will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or any "margin stock", as defined in F.R.S. Board Regulation U.

     6.6 Indebtedness. The Company shall not create, incur, assume or suffer to exist or otherwise become or be liable in respect of any indebtedness, other than the obligations evidenced by the Notes.

     6.7 Liens. The Company shall not create, incur, assume or suffer to exist any lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except for the liens granted pursuant hereto and liens securing payment of the indebtedness permitted under clause (b) above.

     6.8 Negative Pledges, Restrictive Agreements, etc. The Company shall not enter into any agreement (excluding this Agreement) prohibiting the creation or assumption of any lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Company to amend or otherwise modify any of the Transaction Documents.

     6.9 Protect Collateral; Further Assurances, etc. The Company shall not sell, assign, transfer, pledge, or encumber in any other manner the Collateral (except in favor of the Collateral Agent). The Company will warrant and defend the right and title herein granted unto the Collateral Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Company agrees that at any time, and from time to time, at the expense of the Company, the Company shall promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     6.10 Continuous Pledge. The Company shall, at all times, keep pledged to the Collateral Agent pursuant hereto all Pledged Debentures, all interest, principal and other rights with respect to the Pledged Debentures, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Company in respect of any Collateral.

     6.11 Issuance of Preferred Stock and Warrants. If after the application by the Company of proceeds received by it from the bankruptcy estate pursuant to Einstein's Chapter 11 bankruptcy proceeding any Notes remain outstanding, the Holders will have the option at any time after 60 days after the date of receipt by the Company of any such proceeds to convert the outstanding principal amount of the Notes, together with accrued and unpaid interest into a class of preferred stock issued by the Preferred Issuer (the "Preferred Stock"). The Preferred Stock will have the terms set forth in Exhibit B hereto and such other terms as the Purchaser may reasonably request. In addition, if the Holders elect to exercise the option set forth above, the Preferred Issuer shall issue to the Holders the warrants as set forth in Exhibit B hereto. The Warrants will have terms substantially similar to the terms of the warrants issued by the Preferred Issuer pursuant to the terms of the Warrant Agreement dated as of June 19, 2001 between the Preferred Issuer and United States Trust Agreement, as warrant agent.

     6.12 Additional Undertakings. The Company shall not, without the prior written consent of the Collateral Agent:

     (a) enter into any agreement amending, supplementing, or waiving any provision of any Pledged Debenture (including any underlying instrument pursuant to which such Pledged Debenture is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof; or

     (b) take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Pledged Debenture or other instrument constituting Collateral.

     6.13 Notwithstanding anything to the contrary herein, the Company shall not own any assets (other than the Pledged Debentures) or have any liabilities (other than its obligations evidenced hereby, any Note or the Account Control Agreement) or engage in any activities (other than those explicitly contemplated hereby and the Account Control Agreement).


                                   ARTICLE 7

                     PROVISIONS RELATING TO RESALES OF NOTES

     7.1 Private Offerings. The Company and the Purchaser agree that the following provisions will apply to any transfers of Notes without registration under the Securities Act:

     (a) Offers and Sales Only to Institutional Accredited Investors or Qualified Institutional Buyers. Offers and sales of the Notes will be made only by the Purchasers or affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Prior to the effectiveness of a registration statement with respect to the Notes, such offer or sale shall only be made (i) to persons whom the offeror or seller reasonably believes to be a "qualified institutional buyer" within the meaning of Rule 144A.("Qualified Institutional Buyers"), (ii) to other institutional accredited investors referred to in Rule 501(a)(1), (2), (3) or (7) of Regulation D that the offeror or seller reasonably believes to be and, with respect to sales and deliveries, that are Accredited Investors ("Institutional Accredited Investors") or (iii) non-U.S. persons that are financial institutions, investment advisors or affiliates of the foregoing or would otherwise be substantially equivalent to an Institutional Accredited Investor outside the United States to whom the offeror or seller reasonably believes offers and sales of the Notes may be made in reliance upon Regulation S under the Securities Act.

     (b) No General Solicitation. The Notes will be offered by approaching prospective purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) will be used in the United States and no directed selling efforts (as defined in Regulation S) will be used made outside the United States in connection with the offering of the Notes.

     (c) Purchases by Non-Bank Fiduciaries. In the case of a non-bank purchaser of a Note acting as a fiduciary for one or more third parties, in connection with an offer and sale to such purchaser pursuant to Section 7.1, each third party shall, in the judgment of the Purchaser, be an Institutional Accredited Investor or a Qualified Institutional Buyer or a non-U.S. person outside the United States.

     (d) Restrictions on Transfer; Legend. Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear such legend as is required under Section 7.8 of this Agreement.

     (e) No Future Liability. Following the sale of the Notes by the Purchaser to subsequent purchasers in accordance with the terms of this Article 7, the Purchaser shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Note previously sold by the Purchaser in compliance with this Section 7.1.

     (f) Securities Act Restrictions.

               (i) A Holder selling Notes other than pursuant to a registration statement to a transferee that is an Accredited Investor or a Qualified Institutional Buyer must satisfy each of the following conditions:

                    (1) such Holder or transferee must represent that the transferee is acquiring the Notes for its own account and that it is not acquiring such Notes with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control; and

                    (2) such transferee must agree to be bound by the provisions of this Section 7.1 with respect to any resale of the Notes.

                    (3) A Holder may sell its Notes to a transferee in accordance with Regulation S under the Securities Act; provided, however, that each of the following conditions is satisfied (I) the offer of Notes must not be made to a person in the United States; (II) either (A)at the time the buy order is originated, the transferee is outside the United States or the Holder and any person acting on its behalf reasonably believes that the transferee is outside the United States, or (B) the transaction must be executed in, on or through the facilities of a designated offshore securities market and neither the Holder nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

                    (4) no directed selling efforts may be made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S under the Securities Act, as applicable; and

                    (5) the transaction  must not be part of a plan or scheme to evade the registration requirements of the Securities Act.

          (ii) In the event of a proposed exercise or sale that does not qualify under either subclause (i)(1)or (2) above, a Holder may sell its Notes only if:

          (1) such Holder must give written notice to the Company of its intention to exercise or effect such sale, which notice (A) shall describe the manner and circumstances of the proposed transaction in reasonable detail and (B) shall designate the counsel for such Holder, which counsel shall be reasonably satisfactory to the Company;

          (2) counsel for the Holder must render an opinion, to the effect that such proposed sale may be effected without registration under the Securities Act; and

          (3)  such Holder or transferee  must comply with subclause  (i)(1) and
               (2) above.

     7.2 Blue Sky Compliance. In connection with any private offering of the Notes, the Company shall cooperate with the selling Holders and counsel for the selling Holders to qualify or register the Notes for sale under (or to obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the selling Holders, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Notes. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where they are not then qualified or to taxation as a foreign corporation. The Company will advise the selling Holders promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall, with the cooperation of the selling Holders, use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

     7.3 No Integration. The Company agrees that it shall not and (to the extent within its control) it shall cause its affiliates not to make any offer or sale of securities of any class of the Company if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (a) the sale of the Notes by the Company to the Purchaser, (b) the resale of Notes by the Purchaser to subsequent purchasers or (c) the resale of Notes by such subsequent purchasers to others) any applicable exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or Regulation S thereunder or otherwise.

     7.4 Form of Legend for the Notes. Unless otherwise permitted by Section 7.1(f), every Note issued and delivered hereunder shall bear a legend in substantially the following form:

     THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY IS SUBJECT TO THE TERMS OF THE PURCHASE AGREEMENT, DATED AS OF JUNE 19, 2000 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "PURCHASE AGREEMENT"), AMONG NEW WORLD ENBCDEB CORP. (THE "COMPANY"), NEW WORLD COFFEE-MANHATTAN BAGEL, INC. AND THE PURCHASER NAMED THEREIN. A COPY OF SUCH PURCHASE AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.



                                   ARTICLE 8

                   Conditions of the Purchaser's Obligations.

The obligation of the Purchaser to purchase and pay for the Notes shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

     8.1 On the Closing Date, the Purchaser shall have received an opinion, dated as of the Closing Date and addressed to the Purchaser, of Ruskin, Moscou, Evans & Faltischek, P.C., counsel for the Company, in form and substance satisfactory to counsel for the Purchaser, substantially to the effect that:

     (a) Each of the Company and the Preferred Issuer is duly incorporated, validly existing and in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own its properties and conduct its business as now conducted.

     (b) No options, warrants or other rights to purchase from the Company any Equity Interests in the Company are outstanding, (B) no agreements, contracts, arrangements or other obligations of the Company to issue, or other rights granted by the Company to cause the Company to convert, any obligation into, or exchange any securities for, any Equity Interests in the Company are outstanding and (C) the Company is not obligated to have any of its securities registered under a registration statement filed by the Company under the Act with respect to any of the Securities.

     (c) Each of the Company and the Preferred Issuer has all requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents.

     (d) The Notes have been duly and validly authorized and executed by the Company and, (A) when delivered by the Company and paid for by the Purchaser in accordance with the terms of this Agreement, the Notes will constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency (including all laws relating to fraudulent transfer), reorganization, receivership, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought; and (B) the holders of the Notes will be entitled to the benefits of the Indenture.

     (e) The Account Control Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency (including all laws relating to fraudulent transfer), reorganization, receivership, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

     (f) This Agreement has been duly and validly authorized, executed and delivered by the Company. This Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency (including all laws relating to fraudulent transfer), reorganization, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal or state securities laws or public policy considerations.

     (g) Based upon the representations, warranties and agreements of the Company in Article 4 of this Agreement and of the Purchaser in Article 9 of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Notes to the Purchaser under this Agreement, it being understood that no opinion is expressed as to any subsequent resale of any Note.

     (h) Neither the consummation of the transactions contemplated by this Agreement or any of the Transaction Documents nor the sale, issuance, execution or delivery of the Notes will violate Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System.

     (i) This Agreement, together with the Account Control Agreement, dated as of June 19, 2001 (the "Account Control Agreement"), between the Company and the Collateral Agent, is effective to create a valid, first priority security interest in the Collateral in favor of the Collateral Agent and the Holders and all proceeds thereof, securing the obligations evidenced by the Notes. No filing or other action will be necessary to perfect or protect such security interest.

     8.2 The representations and warranties of the Company and the Preferred Issuer contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date (except for the representations and warranties which were true and correct as of a certain specified date which shall continue to be true and correct as of such date). The statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects on and as of the date made and on and as of the Closing Date. The Company shall have complied in all material respects with all agreements and satisfied all conditions to be performed or satisfied hereunder at or prior to the Closing Date.

     8.3 The sale of the Notes hereunder shall not be enjoined (temporarily or permanently) on the Closing Date, and no injunction or order shall have been issued that either (i) asserts that any of the transactions contemplated by the Transaction Documents is subject to the registration requirements of the Act or
(ii) would prevent or suspend the issuance or sale of the Notes in any jurisdiction.

     8.4 The Purchaser shall have received certificates of the Company, dated the Closing Date, signed on behalf of the Company by the Chairman of the Board, President or Chief Executive Officer and their Chief Financial Officer, to the effect that:

     (a) the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the date hereof and as of the Closing Date (except for the representations and warranties which were true and correct as of a certain specified date which shall continue to be true and correct as of such date), and the Company has performed all covenants and agreements and satisfied hereunder all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

     (b) the sale of the Notes hereunder has not been enjoined (temporarily or permanently).

     8.5 On the Closing Date, the Purchaser shall have received the Account Control Agreement executed by the Company and such agreements shall be in full force and effect at all times from and after the Closing Date and the Purchaser shall have received confirmation that the Pledged Debentures have been deposited in the account set forth in the Account Control Agreement.

     On or before the Closing Date, the Purchaser and counsel for the Purchaser shall each have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company as they shall have heretofore reasonably requested from the Company.

     All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provision hereof only if they are reasonably satisfactory in all respects to the Purchaser and counsel for the Purchaser. The Company shall furnish to the Purchaser such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Purchaser shall reasonably request.

                                   ARTICLE 9

                Representations and Warranties by the Purchaser.

     The Purchaser represents and warrants to the Company as of the Closing Date as follows:

     9.1 Purchase for Investment.

     (a) Such Purchaser is acquiring the Notes for its own account, for investment and not with a view to any distribution thereof within the meaning of the Securities Act.

     (b) Such Purchaser understands that (i) the Notes have not been registered under the Securities Act and are being issued by the Company in transactions exempt from the registration requirements of the Securities Act and (ii) the Notes may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from registration under the Securities Act.

     (c) Such Purchaser further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such Purchaser) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

     (d) Such Purchaser did not, and is not obligated to, pay any broker or finder in connection with the transactions contemplated in this Agreement.

     (e) Such Purchaser is a Qualified Institutional Buyer or an Accredited Investor.


                                   ARTICLE 10

                   Expenses, Indemnification and Contribution.

     The Company and the Preferred Issuer, jointly and severally, hereby agree to indemnify and hold harmless the Purchaser and the Collateral Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Agreement, the Notes or the Account Control Agreement (including enforcement of the Notes), except claims, losses, or liabilities resulting from the Purchaser's gross negligence or willful misconduct. Upon demand, the Company shall pay to the Indemnified Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Indemnified Party may incur in connection with:

     (a) the administration of this Agreement and the Notes;

     (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

     (c) the exercise or enforcement of any of the rights of the Purchaser and the other Holders hereunder or the Account Control Agreement; or

     (d) the failure by the Company or the Preferred Issuer to perform or observe any of the provisions hereof or the Account Control Agreement.


                                   ARTICLE 11

                              THE COLLATERAL AGENT

     11.1 Collateral Agent Appointed Attorney-in-Fact. The Company hereby irrevocably appoints the Collateral Agent it's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Collateral Agent's discretion, , from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of the Transaction Documents. The Company hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

     11.2 Collateral Agent Has No Duty. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for

     (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or

     (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     11.3 Resignation. The Collateral Agent may resign by so notifying the Company in writing at least 7 days prior to the date of the proposed resignation.


                                   ARTICLE 12

                                  MISCELLANEOUS

     12.1 Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and its officers and the Purchaser set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company and its Subsidiaries, any of their respective officers or directors, the Purchaser or any controlling person referred to in Article 10 hereof and shall survive delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Articles 6 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     12.2 Notices. All communications hereunder shall be in writing and, if sent to the Purchaser, shall be mailed or delivered or telecopied and confirmed in writing to (i) Jefferies & Company, Inc., 11100 Santa Monica Boulevard, 10th Floor, Los Angeles, CA 90025, Attention: Brent Stevens Telecopy No. (310) 575-5165; with a copy to Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, Attention: Ronald S. Brody, Esq., and if sent to the Company, shall be mailed or delivered or telecopied and confirmed in writing to it at 246 Industrial Way West, Eatontown, New Jersey 07724, Attention: Chief Financial Officer, Telecopy No. (732) 544-1315; with a copy to Ruskin, Moscou, Evans & Faltischek, P.C., 170 Old Country Road, Mineola, NY 11501, Attention: Stuart Sieger Esq., Telecopy No. (516) 663-6643.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the United States mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressed, if telecopied.

     12.3 Participations in Notes. Each Holder may sell participations in its Notes to one or more other Persons in accordance with this Section 12.3. Any Holder may at any time sell to one or more Persons (each of such Persons being herein called a "Participant") participating interests in any of the Notes held by such Holder; provided, however, that

          (a) no participation contemplated in this Section 12.3 shall relieve such Holder from its obligations hereunder or under any other Transaction Document;

          (b) such Holder shall remain solely responsible for the performance of its obligations;

          (c) the Company and the Collateral Agent shall continue to deal solely and directly with such Holder in connection with such Collateral Agent's rights and obligations under this Agreement and each of the other Transaction Documents; and

          (d) no Participant, unless such Participant is an Affiliate of such Holder or is itself a Holder, shall be entitled to require such Holder to take or refrain from taking any action hereunder or under any other Transaction Document.

     12.4 Successors. This Agreement shall inure to the benefit of and be binding upon the Purchaser, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Article 9 of this Agreement shall also be for the benefit of any person or persons who control the Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act.

     12.5 APPLICABLE LAW. THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS NOTE CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     12.6 Waiver of Jury Trial. THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF OR IN CONNECTION WITH, THIS NOTE, AND ANY OTHER COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THE UNDERSIGNED PARTIES IN CONNECTION HEREWITH.

     12.7 No Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto or any Holder in exercising any right, power or privilege under any Transaction Document and no course of dealing between any Company and any other party or Holder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided in any Transaction Document are cumulative and not exclusive of any rights or remedies which the parties or Holders would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties hereto or the Holders to any other or further action in any circumstances without notice or demand.

     12.8 Amendments, etc. No amendment to or waiver of any provision of this Agreement, the Notes or the Account Control Agreement nor consent to any departure by the Company or the Preferred Issuer herefrom or therefrom shall in any event be effective unless the same shall be in writing and signed by the Purchaser or, at the Purchaser's option, the Holders of at least 50% in aggregate Principal Amount of the Notes, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     12.9  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Purchaser.

                                    * * * * *

                              Very truly yours,

                              NEW WORLD ENBCDEB CORP.

                              By:  /s/__________________
                                       Name:
                                       Title:


                              NEW WORLD COFFEE-
                              MANHATTAN BAGEL, INC.

                              By:  /s/__________________
                                       Name:
                                       Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

JEFFERIES & COMPANY, INC.,
as Purchaser and as Collateral Agent

By:  ________________________
         Name:
         Title:


                                    EXHIBIT A

                                  FORM OF NOTE

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT IS IN EFFECT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS SECURITY IS SUBJECT TO THE TERMS OF THE NOTE PURCHASE AND SECURITY AGREEMENT, DATED AS OF JUNE 19, 2001 (THE "PURCHASE AGREEMENT"), AMONG NEW WORLD ENBCDEB CORP. (THE "COMPANY"), NEW WORLD COFFEE-MANHATTAN BAGEL, INC. AND THE PURCHASER NAMED THEREIN. A COPY OF SUCH PURCHASE AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.


                          SECURED INCREASING RATE NOTE



$_____________                                                    June 19, 2001



     FOR VALUE RECEIVED, the undersigned, NEW WORLD ENBCDEB CORP., a Delaware corporation (the "Company") and a wholly-owned direct subsidiary of New World Coffee--Manhattan Bagel, Inc. ("New World"), HEREBY PROMISES TO PAY unconditionally to the order of _______________________ or its assigns (the "Holder") the principal amount of ______________ DOLLARS on June 15, 2002 (the "Maturity Date").

     1. Interest; Prepayments; Method. (a)The Company shall pay interest on the aggregate unpaid principal amount outstanding hereunder from the date hereof until such principal amount is paid in full, payable in arrears on the date that any payment of principal is made hereunder, on the fifteenth day of every month and on the Maturity Date at an interest rate (the "Applicable Rate") per annum equal to 14% per annum (the "Initial Interest Rate"), increasing by 0.35% on the fifteenth day of each month (commencing with the fifteenth day of the month immediately following the date hereof) (as so increased, the "Increased Rate"); provided, however, that any overdue amount (whether by acceleration or otherwise) of principal, premium (if any), interest, costs, expenses or other amounts payable hereunder shall bear interest at an interest rate per annum equal to the Applicable Rate in effect from time to time plus 2.0% (the "Default Rate"); provided further, however that the Company may, at its option, in lieu of payment in cash of such interest when due on the fifteenth day of any month (other than the Maturity Date), pay interest on such day through the issuance of a note (a "PIK Note") to the Holder in the form hereof, except that (i) the principal amount of such PIK Note shall be equal to the amount of such interest,
(ii) the issuance date of such PIK Note shall be such fifteenth day of such month and not the date hereof, and (iii) the "Initial Interest Rate" of such PIK Note shall not be equal to the Initial Interest Rate of this Note but instead shall be the Increased Rate under this Note after giving effect to the increase on the date of the issuance of the PIK Note. All computations of interest shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day of such period) occurring in the period for which such interest is payable.

     (b) Voluntary Prepayments. The Company may voluntarily prepay the loan evidenced hereby without premium or penalty; provided, that any such prepayment shall be accompanied by interest that has accrued and remains unpaid to the date of such prepayment.

     (c) Mandatory Prepayments.

          (i) Change of Control. If (A) any Person or any group, other than the Permitted Holders, shall

                  (A) beneficially own (directly or indirectly) in the aggregate Equity Interests of New World having 50% or more of the aggregate voting power of all Equity Interests of New World at the time outstanding or (2) have the right or power to appoint a majority of the board of directors of New World;

                  (B) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of New World (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of New World was approved by a vote of a majority of the directors of New World then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the board of directors of New World then in office; or

                  (C) any event or circumstance constituting a "change of control" under any documentation evidencing or governing any Indebtedness of New World in a principal amount in excess of $20.0 million (other than under the Indenture, dated as of June 19, 2001, by and among New World, the subsidiary guarantors named therein and United States Trust Company of New York (the "Indenture")) shall occur which results in an obligation of New World to prepay (by acceleration or otherwise), purchase, offer to purchase, redeem or defease all or a portion of such Indebtedness, the holder of this Note will have the right to require the Company to prepay all or any part of this Note at an offer price in cash equal to 101% of the aggregate principal amount hereof, plus accrued and unpaid interest. All capitalized terms used in this Section 1(c)(i)(A) shall have the same meanings ascribed to them in the Indenture.

                           (ii) Upon receipt by the Company of proceeds relating to the retirement of the Pledged Debentures stemming from the sale of all or substantially all of the assets of Einstein/Noah Bagel Corp. ("Einstein") to New World pursuant to Einstein's Chapter 11 bankruptcy proceeding, the Company shall use all such proceeds to prepay this Note at a price equal to 100% of the principal amount hereof, together with accrued and unpaid interest.

     (e) Principal, premium (if any) and interest hereunder are payable in lawful money of the United States of America to the Holder at an account to be designated by it in same day funds. The Company hereby irrevocably authorizes the Holder to record the principal amount evidenced hereby and all payments made on account of the principal amount hereof and interest hereon and, prior to any transfer hereof, to endorse on the grid attached hereto which is part of this Note; provided that any failure of the Holder to make such recordation or endorsement shall not affect the liability of the Company hereunder.

     2. Purchase Agreement; Limitations. The Company issued this Note under a Note Purchase and Security Agreement dated as of June 19, 2001 (the "Purchase Agreement"), among the Company, the Preferred Issuer named therein and the Purchaser named therein (the "Purchaser"). Capitalized terms herein are used as defined in the Purchase Agreement unless otherwise indicated. The terms of the Notes include those stated in the Purchase Agreement. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall control.

     3. Denominations; Transfer; Exchange. The Notes are in registered form without coupons, in denominations of $1,000 and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Purchase Agreement. The Note Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Purchase Agreement.

     4. Events of Default. If an Event of Default, as defined in the Purchase Agreement, occurs and is continuing, the Purchaser or , at the Purchaser's option, the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare all the Notes to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company occurs and is continuing, the Notes automatically become immediately due and payable. Holders may not enforce the Purchase Agreement or the Notes except as provided in the Purchase Agreement.

     5. Persons Deemed Owners. A Holder may be treated as the owner of a Note for all purposes.

     6. Amendment; Supplement; Waiver. The Purchase Agreement or the Notes may be amended or supplemented only with the consent of the Purchaser or, at the option of the Purchaser, Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Purchaser or, at the option of the Purchaser, Holders of a majority in aggregate principal amount of the Notes then outstanding.

     7. Severability. Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     8. Waivers. The Company irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.

     9. Governing Law. THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

     10. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer, on the date first above written.



                                NEW WORLD ENBCDEB CORP., a New York corporation





                                By___________________________
                                  Name:
                                  Title:


                                              PRINCIPAL AND PAYMENTS

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
                          Original           Amount of           Amount of
        Date          Principal Amount     Interest Paid     Principal Repaid     Unpaid Balance    Notation Made by
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

--------------------- ------------------ ------------------- ------------------ ------------------- ------------------


                            [FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.



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(Please print or typewrite name and address including zip code of assignee)


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the within Note and all rights thereunder,  hereby irrevocably  constituting and appointing


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attorney to transfer such Note on the books of the Issuer with full power of substitution in the premises.

In connection with any transfer of this Note occurring prior to the date of an effective Registration Statement, the undersigned confirms that without utilizing any general solicitation or general advertising that this Note is being transferred in accordance with Section 7.1 of the Purchase Agreement and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Purchase Agreement.

The Company shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article 7 of the Purchase Agreement shall have been satisfied.



Date:
     -----------------------         -----------------------------------------

                                     NOTICE: The signature to this
                                     assignment must  correspond with
                                     the name as written upon the
                                     face of the within-mentioned
                                     instrument in every particular,
                                     without alteration or any change
                                     whatsoever.



Signature Guarantee:
                    ---------------------------------



                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note purchased in its entirety by the Company pursuant to Section 1(c)(i) of this Note, check the box:

     If you want to elect to have only a part of the principal amount of this Note purchased by the Company pursuant to Section 1(c)(i) of this Note, state the portion of such amount: $_______________.

Dated:                   Your Signature:
                                        ------------------------------------
                                    (Sign exactly as name appears on the other
                                     side of this Note)

Signature Guarantee:-------------------------------------

                    (Signature must be guaranteed by a financial institution that is a member of the Notes Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Notes Exchange Act of 1934, as amended.)


                                    EXHIBIT B

                        Preferred Stock and Warrant Terms

------------------------------------ ------------------------------------------
The Preferred Stock
------------------------------------ ------------------------------------------
Issuer.............................  New World Coffee-Manhattan Bagel, Inc.
------------------------------------ ------------------------------------------
Dividends..........................  If the original  liquidation amount of the
                                     Preferred Stock is less than
                                     $5 million,  then New World will pay an
                                     annual cash  dividend  equal to
                                     17.0%, increasing 100 basis points per month until the aggregate amount of the Preferred Stock is paid off.

                                     If the original liquidation amount of the
                                     Preferred Stock is greater than or equal to
                                     $5 million, then New World will pay an
                                     annual cash dividend equal to 18.0%,
                                     increasing 100 basis points per month until
                                     the aggregate amount of the Preferred Stock
                                     is paid off.
------------------------------------ -------------------------------------------
Warrants...........................  If the original  liquidation amount of the
                                     Preferred Stock is less than
                                     $5  million,  then  New  World  will  issue
                                     Warrants  to  purchase  in
                                     aggregate 5% of the fully-diluted shares of New World for an exercise price of $0.01. The Warrants will have a five year maturity.

                                     If the original liquidation amount of the
                                     Preferred Stock is greater than or equal to
                                     $5 million, then the Issuer will issue
                                     Warrants to purchase in aggregate 10% of
                                     the fully-diluted shares of New World for
                                     an exercise price of $0.01. The Warrants
                                     will have a five year maturity.
------------------------------------ -------------------------------------------
Voting Rights......................  To be determined.
------------------------------------ -------------------------------------------